UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       October 27, 2004
                                                -----------------------------


                               CNB Bancorp, Inc
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            (Exact Name of Registrant as Specified in its Charter)


        New York                         17501                14-1709485
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                    Identification No.)


12-24 North Main Street, Gloversville, New York                 12078
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   (Address of Principal Executive Offices)                   (Zip Code)


Registrant's Telephone Number, including Area Code     (518) 773-7911
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                                     N/A
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        (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On October 27, 2004, the Registrant issued a press release containing financial information and accompanying discussion for the quarter and year-to-date ended September 30, 2004. A copy of this press release is furnished as Exhibit 99 to this report on Form 8-K.


Item 9.01  Financial Statements and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  The following exhibits are included with this Report:

               Exhibit 99             Press Release dated October 27, 2004




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2004     CNB Bancorp, Inc.


                            /s/ George A. Morgan
                            --------------------------------------------------
                            George A. Morgan
                            Executive Vice President & Chief Financial Officer

                                EXHIBIT INDEX


Exhibit Number             Exhibit Description
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Exhibit 99                 Press Release dated October 27, 2004

CNB Bancorp, Inc.                                                  EXHIBIT 99

                      OVER 110 YEARS OF BANKING SERVICE
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WILLIAM N. SMITH, PRESIDENT
GEORGE A. MORGAN, VICE PRESIDENT AND SECRETARY
MICHAEL J. FRANK, TREASURER
BRIAN R. SEELEY, AUDITOR



                                        For additional information contact
October 27, 2004                        Larry Peck, Vice President/Marketing
                                        at (518) 773-5115.


                            FOR IMMEDIATE RELEASE

CNB BANCORP, INC. ANNOUNCES QUARTER AND YEAR-TO-DATE EARNINGS AND
COMPLETION OF BRANCH ACQUSITIONS

GLOVERSVILLE, NY -- (BUSINESS WIRE) --

CNB Bancorp, Inc. (OTCBB:CNBI), parent of City National Bank and Trust Company, announced today that earnings per share on a fully diluted basis for the nine months ended September 30, 2004 increased 16.8%, to $1.60 per share, when compared to the first nine months of 2003. The Company reported diluted earnings per share of $1.37 for the first nine months of 2003. Earnings per share on a fully diluted basis for the quarter ended September 30, 2004 increased 2.2%, to $0.46 per share, when compared to the third quarter of 2003. The Company reported diluted earnings per share of $0.45 for the third quarter of 2003.

On July 30, 2004, the subsidiary Bank acquired two branches from HSBC BANK USA. These branches are located in Amsterdam, New York and Speculator, New York. At the date of the acquisition these branches had deposits totaling approximately $41.7 million and loans, net of unearned discount, totaling approximately $6.0 million.

Net income for the first nine months of 2004 totaled $3,541,000 as compared to $3,063,000 for the corresponding period of 2003. The Company's 2004 earnings were positively impacted during the first nine months as a result of an increase in net interest income of $721,000, additional net gains on sales and calls of securities available for sale of $386,000 and a reduction in the provision for loan losses of $230,000 as compared to the first nine months of 2003. An increase in other expenses of $429,000 negatively impacted earnings for the first nine months of 2004. This increase is primarily due to acquisition costs and additional operating expenses related to the two branches acquired from HSBC BANK USA. Net income for the quarter ended September 30, 2004 totaled $1,025,000 as compared to $998,000 for the corresponding period of 2003. The company's net income for the third quarter of 2004 was positively impacted by an improvement in net interest income, which was partially offset by the costs associated with the branch purchases from HSBC BANK USA.

William N. Smith, Chairman of the Board and President of CNB Bancorp, Inc. said the higher results for the nine months were also impacted by an increase in the net interest margin, fully tax effected, from 3.75% for the first nine months of 2003 to 3.99% for the first nine months of 2004. The net interest margin, fully tax effected, also increased from 3.66% for the third quarter of 2003 to 3.96% for the third quarter of 2004.

The Company's total assets were $438,173,000 at September 30, 2004, or 10.8% above the $395,556,000 at December 31, 2003. Loans outstanding at September 30, 2004 were $184,571,000, up 7.8% from $171,230,000 at December 31, 2003.
An increase in commercial lending and consumer installment lending and the acquisition of approximately $6.0 million in loans associated with the branch acquisitions were primarily responsible for this increase in the loan portfolio. Deposits at September 30, 2004 were $352,810,000, an increase of 14.5% from $308,247,000 at December 31, 2003. This increase primarily relates to the $41.7 million in deposits acquired with the branch acquisitions.

Stockholders' equity at September 30, 2004 was $39,883,000 as compared to $38,040,000 at December 31, 2003. This resulted in an equity to total assets ratio of 9.1% at September 30, 2004 compared to 9.6% at December 31, 2003, a ratio that is over twice the regulatory minimum guideline of 4.0%.

The Company further reported that its annualized return on average assets for the first nine months of 2004 was 1.18%, compared with 1.03% for the first nine months of 2003, while its annualized return on average equity was 12.31%, an increase from 10.95% in 2003.

CNB Bancorp, Inc. is a financial holding company with its principal office in Gloversville, New York. The company operates two subsidiaries: City National Bank and Trust Company, which provides a full range of personal and commercial banking products as well as personal and business trust services; and Hathaway Insurance Agency, Inc., which provides general insurance services.

This news release may be deemed to include forward-looking statements, such as statements that relate to financial goals, business outlook and credit quality. Actual results could differ materially from those indicated by these statements. CNB Bancorp's 2003 Annual Report to Shareholders and 2003 and 2004 periodic reports to the SEC, including the section of the Annual Report of Form 10-K for the year ended December 31, 2003 captioned "Forward-Looking Information," contain additional information about factors that could affect actual results.


                     CITY NATIONAL BANK AND TRUST COMPANY
                  P.O. Box 873, GLOVERSVILLE, NEW YORK 12078
                   PHONE (518) 773-7911 FAX (518) 725-2730